                                                                    EXHIBIT 99.1


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   May, 1996
                             PAYMENT June 17, 1996
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                        CUSIP# 393534AC6
                                        Trust Account # 33-34309-0
                                        Distribution Date: June 17, 1996

SECURITIZED NET INTEREST MARGIN                                  PER $1,000
- -------------------------------                                   ORIGINAL
CERTIFICATES                                                     -----------
- ------------
1.   Amount Available                            5,461,208.51

Interest

2.   Aggregate Interest                          1,490,194.94       4.83829526

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                            1,490,194.94

Principal

6.   Current month's principal
     distribution                                3,971,013.57      12.89290120

7.   Remaining outstanding principal
     balance                                   242,681,941.41      787.9283812
     Pool Factor                                    .78792838

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date               358,755,685.71

9.   Aggregate amount on deposit
     in reserve fund                             7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                       35,674.45

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                   1,897,153.38

11.  Weighted average CPR                               13.03%

12.  Weighted average CDR                                2.86%

13.  Annualized net loss percentage                      1.04%

14.  Delinquency    30-59 day                            1.48%
                    60-89 day                            0.56%
                    90+ day                              0.97%
                    Total 30+                            3.01%

                               GREEN TREE FINANCIAL CORP.
                            NET INTEREST MARGIN TRUST 1995-A
                                       May, 1996
                                 PAYMENT June 17, 1996

                                      Fee Assets
                 --------------------------------------------------------
                    Guarantee            Inside              Fee Asset
                      Fees                Refi                 Total
                 --------------       ------------         --------------
GTFC 1994-5          251,968.44           6,174.13             258,142.57
GTFC 1994-6          415,504.96           5,689.16             421,194.12
GTFC 1994-7          333,585.72           8,199.80             341,785.52
GTFC 1994-8          344,922.26          17,758.90             362,681.16
GTFC 1995-1          519,662.48          25,453.66             545,116.14
GTFC 1995-2                 .00                .00                    .00
GTFC 1995-3        1,049,000.75          74,097.22           1,123,097.97
GTFC 1995-4          774,435.59                .00             774,435.59
GTFC 1995-5                 .00                .00                    .00
                 --------------       ------------         --------------
                   3,689,080.20         137,372.87           3,826,453.07

Total amount of Guarantee Fees and Inside
  Refinance Payments                                         3,826,453.07

Payment on Finance 1 Note                                    3,826,453.07

Allocable to Interest (current)                              1,109,947.56

Allocable to accrued but unpaid Interest                              .00

Accrued and unpaid Trustee Fees                                       .00

Allocable to Principal                                       2,716,505.51

Finance 1 Note Principal Balance                           180,998,952.25

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                   May 1996
                             PAYMENT June 17, 1996

                                                Inside
                          Residual               Refi               Total
                        ------------           ---------         ------------

GTFC 1994-5                      .00                 .00                  .00
GTFC 1994-6                      .00                 .00                  .00
GTFC 1994-7                      .00                 .00                  .00
GTFC 1994-8                      .00                 .00                  .00
GTFC 1995-1                      .00                 .00                  .00
GTFC 1995-2               626,889.78           44,739.52           671,629.30
GTFC 1995-3                      .00                 .00                  .00
GTFC 1995-4                      .00                 .00                  .00
GTFC 1995-5               963,126.14                 .00           963,126.14
                        ------------           ---------         ------------

                        1,590,015.92           44,739.52         1,634,755.44

Total Residual and Inside Refinance Payments                     1,634,755.44